Allmerica Financial Life Insurance and Annuity Company
                                                  440 Lincoln Street
Print clearly in black ink.                       Worcester, MA 01653
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1. THE PROPOSED INSURED
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    First                Middle Initial           Last

    ----------------------------------------------------------------------------
    Residence

    ----------------------------------------------------------------------------
    City or Town                         State           Zip

    ----------------------------------------------------------------------------
    Social Security Number                        Date of Birth

    ------------------------------------------  ------/ -------/ -------
    Duties/Title

    ----------------------------------------------------------------------------
    Sex        __ Male        __ Female

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2. THE EMPLOYER
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    Firm Name

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    Street Address

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    City                                 State           Zip

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3. LIFE INSURANCE BENEFIT
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    3a Benefit applied for $ ___________________________

    Consisting of

    $ _____________________ Simplified Underwriting

    $ _____________________ Modified Underwriting (Complete Part 1A)

    $ _____________________ Regular Underwriting (Complete Part 1A and
                            Regular Part II)

    3b Death Benefit Option
       Option 2 unless otherwise indicated

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4. ADDITIONAL INSURANCE BENEFITS
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    __ Waiver of Insurance Charges

    __ Living Benefits Rider

    __ Other ___________________________________

Application for Flexible Premium Variable Life Insurance Policy
-- Employee Benefit Series -- Part I                   VEL PLUS
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5. PREMIUM
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    5a Payment Mode:
      __ Annual          __ Semi-Annual
      __ Quarterly       __ MAP         __ Other

      Existing MAP or List Bill No. __________________
    5b Amount $_______________________________

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6. OWNER
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    Name _______________________________________________________________________

    Address ____________________________________________________________________

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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7. ELIGIBILITY
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    7a Eligibility Date _____/ _______/________
    (If either b or c is "No," Complete Part IA.)

    7b During the last 6 months has the proposed insured been present at work on each workday, except for absences of not more than 5 consecutive days which were due to illness or injury.
       __ Yes __ No

    7c Is the proposed insured performing all of the regular duties of his or her occupation at the usual place of employment on a full-time work schedule which is in no way curtailed or altered because of health?
       __ Yes __ No

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8. SMOKING STATUS
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    Has the proposed insured smoked one or more cigarettes in the last 12 months?
      __ Yes   __ No

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9. REPLACEMENT
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    Will the proposed policy replace any existing annuity or life insurance policy?
    __ Yes __ No
    (If yes, list company name, plan and year of issue.)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
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10. BENEFICIARY
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    10a Primary Beneficiary         Relationship

      --------------------------------------------------------------------------

      __ ______ day Common Disaster Clause

    10b Contingent Beneficiary

      --------------------------------------------------------------------------


SML-1293                                                              (Rev 9/95)

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11. SPECIAL REQUEST
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     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
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12. IMPORTANT INFORMATION
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    All statements made in this application are true to the best of my knowledge and belief. I understand that this application consists of Part I and, if applicable, Parts IA and II. The application will become a part of the policy.

    If the answers to questions 7b and 7c are "yes," the simplified underwriting benefit shall begin on the date of this Part I if it is within 30 days of the eligibility date. In all other instances, insurance benefits shall begin on the date of the latter of Parts I, IA or II if the proposed insured is insurable on a standard basis. If the proposed insured is not insurable on a standard basis, insurance benefits shall be provided only if:
    (1) the Company approves the application; (2) a policy is delivered and accepted; and (3) the first premium is paid. No registered representative is authorized to modify or alter the terms of this application or any policy.

    It is further understood that any person who, knowingly and with intent to defraud, submits an application containing false or deceptive statements is guilty of insurance fraud.

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13. SIGNATURES
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    Signature of Proposed Insured            Signed at (City and State)

    -----------------------------------      -----------------------------------

    Signature of Owner, if not the           Date
    proposed insured

    -----------------------------------      -----------------------------------
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14. HOME OFFICE AMENDMENTS AND CORRECTIONS/ADMINISTRATIVE PURPOSE
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15. FOR REGISTERED REPRESENTATIVE USE ONLY
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    15a Have you reviewed the Annuity and Life Insurance Replacement Regulation
        of the state in which this business was written and do you understand the definition of Replacement as set forth therein?

        __ Yes      __ No

    15b To the best of your knowledge, will the policy being applied for replace life insurance or annuity policies in this or any other company? If yes, list policies in section 9.

       __ Yes      __ No

    It is hereby stated that (We) (I) personally solicited this application and, except as specified below, no other registered representative has any commission interest in this sale. It is certified that the information supplied by the proposed insured has been truly and accurately recorded. (If more than one registered representative, indicate split, otherwise the Company assumes that any division of commission is in equal shares.)

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Date  Signature of Registered Representative   %   Print Full Name  Code  Agency

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Date  Signature of Registered Representative   %   Print Full Name  Code  Agency

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Date  Signature of Registered Representative   %   Print Full Name  Code  Agency

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Date  Signature of Registered Representative   %   Print Full Name  Code  Agency

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

Allmerica Financial Life Insurance          Supplement to Application for
and Annuity Company                         Flexible Premium Variable Life
                     440 Lincoln Street     Insurance
                     Worcester, MA 01653

Proposed Insured______________________________
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1. ALLOCATION OF NET PREMIUM
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    The Payor Option is elected if the Payor's name and address are listed below:
               ----------------------------------------------------

               -----------------------------------------------------

               -----------------------------------------------------


    I direct that the Company mail all premium notices to the Payor while the Payor Option is in effect. The premium notices will include the insurance charges and administrative charges to be paid by me and the Payor. The net premiums paid for administrative charges and insurance charges shall be allocated to a portion of the Allmerica Investment Trust Money Market Fund (called the "monthly deduction sub-account") while the Payor Option is in effect.

    (NOTE: Please indicate below how the net premiums not allocated to the "monthly deduction sub-account" will be allocated to the General Account and appropriate sub-accounts of the Variable Account. This allocation shall apply to the entire net premiums if the Payor Option is not elected. Whole percentages must total 100%. Please refer to the Prospectuses for a definition of "net premium" and for information about the General Account and other sub-accounts of the Variable Account.)

            ____________%   General Account
            ____________%   GROWTH FUND* (Sub-Account 1)
            ____________%   INVESTMENT GRADE INCOME FUND* (Sub-Account 2)
            ____________%   MONEY MARKET FUND* (Sub-Account 3)
            ____________%   EQUITY INDEX FUND* (Sub-Account 4)
            ____________%   GOVERNMENT BOND FUND* (Sub-Account 5)
            ____________%   SELECT AGGRESSIVE GROWTH FUND* (Sub-Account 6)
            ____________%   SELECT GROWTH FUND* (Sub-Account 7)
            ____________%   SELECT GROWTH AND INCOME FUND* (Sub-Account 8)
            ____________%   SMALL CAP VALUE FUND* (Sub-Account 9)
            ____________%   HIGH INCOME PORTFOLIO OF VIPF** (Sub-Account 102)
            ____________%   EQUITY-INCOME PORTFOLIO OF VIPF** (Sub-Account 103)
            ____________%   GROWTH PORTFOLIO OF VIPF** (Sub-Account 104)
            ____________%   OVERSEAS PORTFOLIO OF VIPF** (Sub-Account 105)
            ____________%   INTERNATIONAL EQUITY SERIES*** (Sub-Account 207)
            ------------%   ------------------------------------------------
            ------------%   ------------------------------------------------
                     100% TOTAL

              * Allmerica Investment Trust
             ** Variable Insurance Products Fund from Fidelity Management &
                Research Company
            *** Delaware Group Premium Fund, Inc.

I understand that funds may be deposited to a maximum of seven sub-accounts (six sub-accounts if I elect the Payor Option). All net payments will be allocated to the General Account unless I specify otherwise.

(Continued on back. Complete Registered Representative's Report on back of this form for NASD required information)


SML-1293A                                                             Rev 9/95

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2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES
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    Monthly insurance and administrative charges will be deducted from that portion of the Allmerica Investment Trust Money Market Fund into which payor premiums are allocated while the Payor Option is in effect; otherwise these charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

    I acknowledge receipt of the Prospectuses for the Allmerica Financial Life Insurance and Annuity Company Flexible Premium Variable Life Insurance, the Allmerica Investment Trust, the Variable Insurance Products Fund, and the Delaware Group Premium Fund, Inc.

    I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY VARIABLE LIFE ACCOUNT.

    I UNDERSTAND THAT THE POLICY VALUE FOR THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY VARIABLE LIFE ACCOUNT, AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THERE IS NO GUARANTEED MINIMUM POLICY VALUE.

    I believe that a Flexible Premium Variable Life Insurance policy is consistent with my investment objectives and financial needs.

    Signature of Proposed Insured         Signature of Owner (if other than
                                          Proposed Insured)

    ____________________________________  _____________________________________
    Signed at (City and State)              Date

    ____________________________________  _____________________________________
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3. SPECIAL REQUESTS
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     ___________________________________________________________________________

     ___________________________________________________________________________

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                       REGISTERED REPRESENTATIVE'S REPORT
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1. The Owner __ is  __ is not an associated person of another broker/dealer.

2. Based on information furnished by the Owner, I believe that a Flexible Premium Variable Life Insurance policy is consistent with the Owner's investment objectives for (state objectives):

   _____________________________________________________________________________

   _____________________________________________________________________________


3. The Owner's tax status is (indicate tax bracket and any other pertinent tax information):

   _____________________________________________________________________________

4. I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5. I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

   Signature                              Underwriting Approval

   ____________________________________   ______________________________________
   Registered Representative              (Completed in Principal Office)

Allmerica Financial Life Insurance and    Application for Employee Benefit
Annuity Company    440 Lincoln Street     Series Policy -- Part IA
                   Worcester, MA 01653

Print clearly in black ink.
---------------------------------------   --------------------------------------
1. INFORMATION ABOUT PROPOSED             2. INFORMATION ABOUT PROPOSED
   INSURED'S HEALTH                          INSURED'S ACTIVITIES
---------------------------------------   --------------------------------------
   1a Has the proposed insured been       2a Within the last 3 years has
      attended by or consulted any           the proposed insured had
      physician during the past 5            his/her motor vehicle license
      years?                                 suspended or revoked?
      __ Yes   __ No                         __ Yes   __ No

   1b Has the proposed insured ever       2b Does the proposed insured
      had any of the following               intend to travel or reside
      conditions?                            outside the United States or
      Heart Disease   __ Yes   __ No         Canada?
      Kidney Disorder __ Yes   __ No         __ Yes   __ No
      Cancer          __ Yes   __ No
      Diabetes        __ Yes   __ No      2c Within the last 2 years
                                             has the proposed insured
                                             participated in or intend to
                                             participate in scuba diving,
                                             parachuting, any form or
                                             motor racing or similar
                                             activities?
   1c In the past 10 years has a             __ Yes   __ No
      member of the medical
      profession diagnosed or             2d Within the last 2 years
      treated the proposed insured           has the proposed insured
      for immune system disorder,            flown as a trainee, pilot or
      including acquired immune              crew member or contemplate
      deficiency syndrome (AIDS) or          such flights in the future?
      AIDS-related complex (ARC)?            If "Yes", complete Aviation
      __ Yes   __ No                         Supplement.
                                             __ Yes   __ No

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3. EXPLANATION OF "YES" ANSWERS IN SECTIONS 1 AND 2
--------------------------------------------------------------------------------
    Please provide the names and addresses of all health care providers (e.g. physicians, hospitals, etc.). Indicate dates of treatment and describe any diagnosis, treatment and recommendations.


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4. AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

    To all physicians, medical professionals, hospitals, clinics, other health care providers, insurers, employers, group policyholders, Medical Information Bureau, Inc. (MIB), and consumer reporting agencies: I authorize you to give Allmerica Financial Life Insurance and Annuity Company or its legal agent: (a) all information you have as to illness, injury, medical history, psychiatric, drug or alcohol abuse treatment of the proposed insured; and (b) any non-medical information which Allmerica Financial Life Insurance and Annuity Company believes it needs to perform the business functions described below. The information obtained will be used to determine if the proposed insured is insurable. It will also be used for any other business or legal purpose which relates to the contract. I know and agree that Allmerica Financial Life Insurance and Annuity Company may disclose all or part of the information to: its affiliated companies, any reinsurer, any party which performs business or legal functions for Allmerica Financial Life Insurance and Annuity Company, MIB, or other companies to which I may apply for information or with which I may have insurance.

    This form will be valid for 30 months. I know that I may request a copy of it. I agree that a photocopy is as valid as the original. I HAVE RECEIVED "DISCLOSURE NOTICE TO PERSONS REQUESTING INSURANCE."

    Signature of Proposed Insured          Print Name of Proposed Insured

    _________________________________      _____________________________________
    Signed at (City and State)             Date

    _________________________________      _____________________________________


SML-1284                                                               Rev 9/95

Allmerica Financial Life Insurance and    Application for Employee Benefit
Annuity Company    440 Lincoln Street     Series Policy -- Part IA
                   Worcester, MA 01653

Print clearly in black ink.
---------------------------------------   --------------------------------------
1. INFORMATION ABOUT PROPOSED             2. INFORMATION ABOUT PROPOSED
   INSURED'S HEALTH                          INSURED'S ACTIVITIES
---------------------------------------   --------------------------------------
   1a Has the proposed insured been       2a Within the last 3 years has
      attended by or consulted any           the proposed insured had
      physician during the past 5            his/her motor vehicle license
      years?                                 suspended or revoked?
      __ Yes   __ No                         __ Yes   __ No

   1b Has the proposed insured ever       2b Does the proposed insured
      had any of the following               intend to travel or reside
      conditions?                            outside the United States or
      Heart Disease   __ Yes   __ No         Canada?
      Kidney Disorder __ Yes   __ No         __ Yes   __ No
      Cancer          __ Yes   __ No
      Diabetes        __ Yes   __ No      2c Within the last 2 years
                                             has the proposed insured
                                             participated in or intend to
                                             participate in scuba diving,
                                             parachuting, any form or
                                             motor racing or similar
                                             activities?
   1c In the past 10 years have              __ Yes   __ No
      you been told you had or been
      treated for immune system          2d  Within the last 2 years
      disorder including acquired            has the proposed insured
      immune deficiency syndrome             flown as a trainee, pilot or
      (AIDS) or AIDS related                 crew member or contemplate
      complex (ARC)?                         such flights in the future?
      __ Yes   __ No                         If "Yes", complete Aviation
                                             Supplement.
                                             __ Yes   __ No

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3. EXPLANATION OF "YES" ANSWERS IN SECTIONS 1 AND 2
--------------------------------------------------------------------------------
    Please provide the names and addresses of all health care providers (e.g. physicians, hospitals, etc.). Indicate dates of treatment and describe any diagnosis, treatment and recommendations.


--------------------------------------------------------------------------------
4. AUTHORIZATION TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

    To all physicians, medical professionals, hospitals, clinics, other health care providers, insurers, employers, group policyholders, Medical Information Bureau, Inc. (MIB), and consumer reporting agencies: I authorize you to give Allmerica Financial Life Insurance and Annuity Company or its legal agent: (a) all information you have as to illness, injury, medical history, psychiatric, drug or alcohol abuse treatment of the proposed insured; and (b) any non-medical information which Allmerica Financial Life Insurance and Annuity Company believes it needs to perform the business functions described below. The information obtained will be used to determine if the proposed insured is insurable. It will also be used for any other business or legal purpose which relates to the contract. I know and agree that Allmerica Financial Life Insurance and Annuity Company may disclose all or part of the information to: its affiliated companies, any reinsurer, any party which performs business or legal functions for Allmerica Financial Life Insurance and Annuity Company, MIB, or other companies to which I may apply for information or with which I may have insurance.

    This form will be valid for 30 months. I know that I may request a copy of it. I agree that a photocopy is as valid as the original. I HAVE RECEIVED "DISCLOSURE NOTICE TO PERSONS REQUESTING INSURANCE."

    Signature of Proposed Insured          Print Name of Proposed Insured

    _________________________________      _____________________________________
    Signed at (City and State)             Date

    _________________________________      _____________________________________


SML-1284-95                                                            Rev 9/95